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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                  FORM 8-K

                               CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) June 24, 1998 (June 22, 1998).
                                                 ----------------------------

                          GENERAL BINDING CORPORATION
             (Exact name of registrant as specified in its charter)


       Delaware                    0-2604                       36-0887470
       --------                    ------                       ----------
(State or other juris-          (Commission                    (IRS Employer
    diction of In-              File Number)                Identification No.)
     corporation)

            One GBC Plaza
            Northbrook, Illinois                                   60062
            --------------------                                   -----
   (Address of principal executive offices)                      (Zip Code)


Registrant's telephone number, including area code (847) 272-3700
                                                   --------------


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                            Form 8-K Current Report
                          For the Month of June, 1998

Item 5.  Other Events.

     On June 22, 1998 the Registrant issued a Press Release dealing with its net income outlook for the quarter ending June 30, 1998, a copy of which is attached hereto as an Exhibit and is incorporated herein by reference.

Item 7.  Exhibits.

     1.   Press Release of June 22, 1998.

                                 SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            General Binding Corporation
                                            ---------------------------
                                                  (Registrant)

Date: June 24, 1998                         /s/ Steven Rubin,
                                            ---------------------------
                                            Steven Rubin,
                                            Vice President, Secretary
                                            and General Counsel